UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788

Templeton Russia and East European Fund, Inc.

(Exact name of registrant as specified in charter)

500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _3/31

Date of reporting period:  3/31/15___

Item 1. Reports to Stockholders.

Annual Report
March 31, 2015

Templeton Russia and East European Fund, Inc.

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Templeton Russia and East European
Fund, Inc.	1
Performance Summary	5
Important Notice to Shareholders	7
Financial Highlights and
Statement of Investments	8
Financial Statements	12
Notes to Financial Statements	15
Report of Independent Registered
Public Accounting Firm	21
Tax Information	22
Annual Meeting of Shareholders	23
Dividend Reinvestment and
Cash Purchase Plan	24
Board Members and Officers	26
Shareholder Information	31

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Eastern European stocks, as measured by the MSCI Emerging Markets (EM) Eastern Europe Index, underperformed their emerging market peers, as measured by the MSCI EM Index. For the 12 months ended March 31, 2015, the MSCI EM Eastern Europe Index delivered gains in local currency terms, but the devaluation of local currencies resulted in a -22.50% total return in U.S. dollar terms, as all countries in the index posted losses.2

Russia, as measured by the MSCI Russia Index’s -24.94% total return, was among the weakest performing emerging markets for the 12 months under review, as commodity price declines and international sanctions in response to the Ukraine crisis limited funding sources for Russia’s already slowing economy.2 The international sanctions and Ukraine crisis led investors to withdraw from Russia, which severely pressured the equity market and the ruble. The CBR’s efforts to defend the currency through much higher interest rates had little effect. Further hurting investor sentiment were independent credit rating agencies Standard & Poor’s and Moody’s Investors Service’s downgrades of Russia’s sovereign credit rating to below investment grade. They cited deteriorating asset quality in the country’s financial system and the negative effects on the economy from the Ukraine crisis, weak oil prices and ruble depreciation.

Investment Strategy

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an Action List from which we construct the portfolio. Our emphasis is on value and not attempting to match or beat an index. During our analysis, we also consider a company’s position in its sector, the economic framework and political environment.

Performance Overview

The Fund had cumulative total returns of -21.48% based on market price and -23.51% based on net asset value for the 12 months ended March 31, 2015. For the 10-year period ended March 31, 2015, the Fund delivered cumulative total returns of +2.86% in market price terms and +14.15% in net asset value terms. You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Manager’s Discussion

During the 12 months under review, key detractors from the Fund’s absolute performance included Sberbank of Russia, Globaltrans Investment and Yandex.

Sberbank, Russia’s biggest bank, was negatively affected by investor concerns about the banking sector’s exposure to potential losses in Ukraine as a result of instability there. Further weighing on investor sentiment was the potential impact of economic sanctions imposed on Russia by the U.S. and the European Union. Better-than-expected corporate results and governmental support led the bank’s stock price to rebound somewhat in early 2015, but the stock had negative returns for the 12-month period.

2. Source: Morningstar. The MSCI EM Eastern Europe Index included Russia, Poland, Hungary and the Czech Republic as of 3/31/15.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2 | Annual Report franklintempleton.com

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Top 10 Sectors/Industries
Based on Total Net Assets as of 3/31/15
Oil, Gas & Consumable Fuels	26.6%
Food & Staples Retailing	11.8%
Food Products	6.6%
Banks	6.0%
Chemicals	5.4%
Internet Software & Services	4.2%
Wireless Telecommunication Services	4.0%
Metals & Mining	4.0%
Road & Rail	3.9%
Real Estate Management & Development	2.9%

Railroad freight transport and logistics services provider Globaltrans Investment is Russia’s largest private rail transportation company. Economic concerns, the ruble’s depreciation and the rail transportation industry’s generally weak pricing environment hurt the company’s earnings. Management’s decision to eliminate dividends for fiscal year 2014 also hindered share price performance. Moreover, concerns that Globaltrans’s major customers would pressure the company to further reduce tariffs amid a sluggish economy led investors to adopt a cautious view.

Yandex is an Internet services provider that dominates Russia’s Internet search engine market. Its shares struggled during the reporting period largely due to the ruble’s devaluation. Further pressuring shares were investor concerns about the impact of international sanctions on Russia, fears that government efforts to increase the regulation of Internet businesses might negatively affect the popularity of its services, and worries about increasing competition from global and domestic peers. We closed our position during the period.

In contrast, key contributors to the Fund’s absolute performance included Luxoft Holding, EPAM Systems and Eurasia Drilling.

Luxoft Holding is a U.S.-listed, high-end information technology (IT) business solutions provider with major Central and Eastern European onsite operations and global clients consisting primarily of large multinational corporations. The company delivered solid corporate results in recent quarters, driven by the financial services industry’s strong demand. The weakness of the ruble, euro and other European currencies against the U.S. dollar resulted in higher profit margins, as a significant part of Luxoft’s costs are in those currencies, while a substantial part of revenues are in the U.S. dollar. Strong growth in major client revenues and a broader customer base further supported investor sentiment.

EPAM Systems is a U.S.-listed, leading provider of software engineering solutions and technology services with development centers in Central and Eastern Europe. The company provides outsourcing services to some of the largest global companies located principally in North America and Europe. Similar to Luxoft, the company reported strong corporate results as it benefited from growing outsourcing services demand and favorable currency movements.

We established the Fund’s positions in Luxoft Holding and EPAM Systems early in the period when we considered their valuations attractive. After their share prices surged and reached our sale targets, we sold our positions as we sought to invest in companies we considered to be more attractively valued within our investment universe.

Eurasia Drilling is one of Russia’s largest independent providers of onshore drilling services. The company also provides offshore drilling services in the Caspian Sea. We added its stock to the Fund’s portfolio at the beginning of the period as weak market sentiment and the conflict in Ukraine drove its stock price lower, resulting in attractive valuations. We sold the stock after a substantial price increase that reached our sale target.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the 12-month period, we increased the Fund’s exposure to Russia as recent share price declines drove many companies to valuations we considered attractive. Key purchases included new positions in Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), one of the world’s largest producers of nickel, platinum and palladium; QIWI, a major provider of next-generation online payment services primarily in Russia, Kazakhstan, Moldova and Belarus; and Aeroflot – Russian Airlines, Russia’s flagship passenger and cargo air carrier. Also in Russia, we increased the Fund’s investments in Mail.ru Group, a leading Internet communications and entertainment services company; Magnit, a major food retailer; and LUKOIL Holdings, a leading oil company. Additionally, we initiated

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Top 10 Holdings
3/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
LUKOIL Holdings, ADR	8.0%
Oil, Gas & Consumable Fuels, Russia
ROMGAZ (Societatea Nationala de Gaze Naturale
ROMGAZ) SA, ord. & 144A	7.5%
Oil, Gas & Consumable Fuels, Romania
MHP SA, GDR, 144A & Reg S	6.4%
Food Products, Ukraine
DIXY Group OJSC	6.1%
Food & Staples Retailing, Russia
Sberbank of Russia	6.0%
Banks, Russia
Mail.ru Group Ltd., GDR, Reg S	4.2%
Internet Software & Services, Russia
Bashneft OAO, pfd.	4.0%
Oil, Gas & Consumable Fuels, Russia
Magnit PJSC	4.0%
Food & Staples Retailing, Russia
Norilsk Nickel (Mining and Metallurgical Co.
Norilsk Nickel OJSC), ADR	4.0%
Metals & Mining, Russia
Globaltrans Investment PLC, GDR, Reg S	3.9%
Road & Rail, Russia

exposure to Hungary through our participation in the initial public offering of Wizz Air Holdings, a Switzerland-based company that operates Wizz Air Hungary, the largest low-cost carrier in Central and Eastern Europe.

In accordance with the Fund’s previously authorized share repurchase program, we also repurchased some of the Fund’s outstanding shares in the open market. Please read the Important Notice to Shareholders on page 7 for information about the Fund’s share repurchase program.

Conversely, we undertook some sales as we sought to invest in companies we considered to be more attractively valued within our investment universe. In addition to making selective sales in Russia, we reduced the Fund’s holdings in Turkey, Poland and Kazakhstan and eliminated exposure to Turkmenistan. Key sales included reducing the Fund’s investment in Kazakhstan-based oil and gas company Nostrum Oil and Gas and closing positions in Russian gas producer Gazprom, Turkish bank Halkbank (Turkiye Halk Bankasi) and Dragon Oil, an oil and gas company with substantial reserves in Turkmenistan.

As a result of our purchases, we increased the Fund’s holdings in the materials, consumer staples and IT sectors.3 Conversely, our sales resulted in reducing investments largely in the financials and energy sectors.4

Thank you for your continued participation in Templeton Russia and East European Fund. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The materials sector comprises chemicals and metals and mining in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the
SOI. The IT sector comprises Internet software and services, IT services and software in the SOI.
4. The financials sector comprises banks and real estate management and development in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

4 | Annual Report franklintempleton.com

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Price
Symbol: TRF	3/31/15	3/31/14		Change
Net Asset Value (NAV)	$10.80	$14.75	-$	3.95
Market Price (NYSE)	$9.83	$13.16	-$	3.33

Distributions (4/1/14–3/31/15)
Dividend
Income
$0.4609

Performance[1]
	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on	Based on	Based on	Based on
	NAV[3]	market price[4]	NAV[3]	market price[4]
1-Year	-23.51%	-21.48%	-23.51%	-21.48%
5-Year	-43.72%	-47.80%	-10.86%	-12.19%
10-Year	+14.15%	+2.86%	+1.33%	+0.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investments in Russian and East European securities involve significant addi tional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian and East European economic systems, delays in settling portfolio transactions, and risk of loss arising out of the system share registration and custody used in Russia and East European countries.

The U.S. and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. Such sanctions could adversely affect Russia’s economy, possibly forcing the economy into a recession. These risks could impair the Fund’s ability to meet its investment objective.

Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in coun tries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing Russia and East European countries, the Fund may invest in a relatively small number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

6 | Annual Report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board has approved a modification to its existing open-market share repurchase program to authorize the Fund to repurchase an additional 10% of its outstanding shares in open-market transactions, at the discretion of management.

The Boards’ recent action provides greater flexibility by enabling the Fund to continue to engage in open-market repurchases under a continuing authorization for up to an additional 10% of its outstanding shares, above and in addition to the initial 10% previously authorized, at the discretion of Fund management. The timing and amount of repurchases would continue to be at the discretion of the investment manager, taking into account various factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s new 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the additional 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

In the Notes to Financial Statements section, please see note 2 (Capital Stock) for additional information regarding shares repurchased.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Financial Highlights
		Year Ended March 31,
	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.75	$16.23	$17.79	$24.38	$20.75
Income from investment operations:
Net investment income (loss)[a]	0.40	0.29	0.19	0.04	(0.11)
Net realized and unrealized gains (losses)	(3.98)	(1.64)	(1.54)	(6.63)	3.85
Total from investment operations	(3.58)	(1.35)	(1.35)	(6.59)	3.74
Less distributions from:
Net investment income	(0.46)	(0.19)	(0.16)	—	—
Net realized gains	—	—	(0.07)	—	(0.11)
Total distributions	(0.46)	(0.19)	(0.23)	—	(0.11)
Repurchase of shares	0.09	0.06	0.02	—	—
Net asset value, end of year	$10.80	$14.75	$16.23	$17.79	$24.38
Market value, end of year[b]	$9.83	$13.16	$14.79	$16.44	$23.96

Total return (based on market value per share)	(21.48)%	(9.93)%	(8.65)%	(31.39)%	17.76%

Ratios to average net assets
Expenses	1.73%[c]	1.54%[c]	1.57%	1.59%	1.79%[d]
Net investment income (loss)	2.92%	1.82%	1.16%	0.19%	(0.55)%

Supplemental data
Net assets, end of year (000’s)	$55,999	$81,006	$92,235	$102,226	$140,055
Portfolio turnover rate	41.49%	69.70%	36.32%	7.63%	10.81%

aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dNet of a one-time 0.04% affiliated fee waiver, the ratio of expenses net of expense reduction was 1.75%.

8 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Statement of Investments, March 31, 2015
	Country	Shares	Value
Common Stocks 83.8%
Airlines 1.1%
Aeroflot-Russian Airlines OJSC	Russia	775,700	$453,152
[a,b]Wizz Air Holdings PLC, 144A	Switzerland	7,500	154,512
			607,664
Banks 6.0%
Sberbank of Russia	Russia	3,114,753	3,365,171
Chemicals 5.4%
Acron JSC	Russia	30,011	1,168,969
[c]Phosagro OAO, GDR, Reg S	Russia	102,572	1,159,064
[c]Uralkali PJSC, GDR, Reg S	Russia	54,100	722,235
			3,050,268
Construction & Engineering 0.4%
Mostotrest	Russia	159,770	207,808
Energy Equipment & Services 0.6%
[a,c]IG Seismic Services PLC, GDR, Reg S	Russia	15,672	164,556
[c]TMK OAO, GDR, Reg S	Russia	59,099	177,297
			341,853
Food & Staples Retailing 11.8%
[a]DIXY Group OJSC	Russia	413,326	3,440,785
[a,b]Lenta Ltd., GDR, 144A	Russia	100,000	770,000
Magnit PJSC	Russia	11,472	2,237,206
[c]O’Key Group SA, GDR, Reg S	Russia	50,145	182,779
			6,630,770
Food Products 6.6%
[b]MHP SA, GDR, 144A	Ukraine	76,380	718,736
[c]MHP SA, GDR, Reg S	Ukraine	303,950	2,860,170
Pinar Sut Mamulleri Sanayii AS	Turkey	11,580	107,424
			3,686,330
Health Care Technology 1.7%
[a]Synektik SA	Poland	182,668	939,762
Hotels, Restaurants & Leisure 2.0%
Fortuna Entertainment Group NV	Czech Republic	128,000	511,800
Olympic Entertainment Group A.S.	Estonia	305,329	633,688
			1,145,488
Internet Software & Services 4.2%
[a,c]Mail.ru Group Ltd., GDR, Reg S	Russia	117,989	2,344,441
IT Services 1.9%
QIWI PLC, ADR	Russia	44,094	1,059,138
Metals & Mining 4.0%
Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	124,700	2,215,296

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 22.6%
Kuzbasskaya Toplivnaya Kompaniya OAO	Russia	336,720	$560,614
[d]LUKOIL Holdings, ADR	Russia	26,600	1,232,112
[d]LUKOIL Holdings, ADR (London Stock Exchange)	Russia	70,200	3,251,664
[a]Nostrum Oil & Gas LP	Kazakhstan	502	4,147
[d,e]OMV Petrom SA	Romania	15,786,500	1,397,713
Societatea Nationala de Gaze Naturale ROMGAZ SA	Romania	261,177	2,230,949
[b]Societatea Nationala de Gaze Naturale ROMGAZ SA, 144A	Romania	231,000	1,973,180
Transgaz SA Medias	Romania	30,499	2,017,262
			12,667,641
Real Estate Management & Development 2.9%
[c]Etalon Group Ltd., GDR, Reg S	Russia	756,252	1,614,598
Road & Rail 3.9%
[c]Globaltrans Investment PLC, GDR, Reg S	Russia	480,050	2,169,826
Software 2.3%
Asseco Poland SA	Poland	82,813	1,289,054
Specialty Retail 1.6%
M Video OJSC	Russia	155,060	514,195
Silvano Fashion Group AS, A	Estonia	247,264	364,277
			878,472
Transportation Infrastructure 0.8%
Novorossiysk Commercial Sea Port PJSC	Russia	7,713,580	186,873
[c]Novorossiysk Commercial Sea Port PJSC, GDR, Reg S	Russia	150,404	276,743
			463,616
Wireless Telecommunication Services 4.0%
[b]Kcell JSC, GDR, 144A	Kazakhstan	229,516	2,145,975
Sistema JSFC	Russia	383,100	117,825
			2,263,800
Total Common Stocks (Cost $54,653,773)			46,940,996
Preferred Stocks (Cost $2,855,167) 4.0%
Oil, Gas & Consumable Fuels 4.0%
Bashneft OAO, pfd.	Russia	97,745	2,250,455
Total Investments before Short Term Investments
(Cost $57,508,940)			49,191,451

10 | Annual Report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Short Term Investments (Cost $6,855,744) 12.3%
Money Market Funds 12.3%
[a,f]Institutional Fiduciary Trust Money Market Portfolio	United States	6,855,744	$6,855,744
Total Investments (Cost $64,364,684) 100.1%			56,047,195
Other Assets, less Liabilities (0.1)%			(48,519)
Net Assets 100.0%			$55,998,676

See Abbreviations on page 20.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At
March 31, 2015, the aggregate value of these securities was $5,762,403, representing 10.29% of net assets.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At March 31, 2015, the aggregate value of these securities was $11,671,709, representing 20.84% of net assets.
dAt March 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days.
fSee Note 3(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 11

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Financial Statements

Statement of Assets and Liabilities
March 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$57,508,940
Cost - Sweep Money Fund (Note 3c)	6,855,744
Total cost of investments	$64,364,684
Value - Unaffiliated issuers	$49,191,451
Value - Sweep Money Fund (Note 3c)	6,855,744
Total value of investments	56,047,195
Receivables:
Investment securities sold	77,752
Dividends	6,567
Total assets	56,131,514
Liabilities:
Payables:
Management fees	59,289
Custodian fees	8,286
Reports to shareholders	10,818
Deferred tax	24,505
Accrued expenses and other liabilities	29,940
Total liabilities	132,838
Net assets, at value	$55,998,676
Net assets consist of:
Paid-in capital	$75,982,119
Undistributed net investment income	1,095,194
Net unrealized appreciation (depreciation)	(8,344,077)
Accumulated net realized gain (loss)	(12,734,560)
Net assets, at value	$55,998,676
Shares outstanding	5,183,357
Net asset value per share	$10.80

12 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2015

Investment income:
Dividends (net of foreign taxes of $355,830)	$3,322,906
Interest	1,198
Total investment income	3,324,104
Expenses:
Management fees (Note 3a)	930,693
Transfer agent fees	30,742
Custodian fees (Note 4)	142,495
Reports to shareholders	23,931
Registration and filing fees	25,725
Professional fees	67,844
Directors’ fees and expenses	2,813
Other	13,634
Total expenses	1,237,877
Expenses waived/paid by affiliates (Note 3c)	(3,868)
Net expenses	1,234,009
Net investment income	2,090,095
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	537,120
Foreign currency transactions	(41,570)
Net realized gain (loss)	495,550
Net change in unrealized appreciation (depreciation) on:
Investments	(21,161,024)
Translation of other assets and liabilities denominated in foreign currencies	14,275
Change in deferred taxes on unrealized appreciation	(24,505)
Net change in unrealized appreciation (depreciation)	(21,171,254)
Net realized and unrealized gain (loss)	(20,675,704)
Net increase (decrease) in net assets resulting from operations	$(18,585,609)

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The accompanying notes are an integral part of these financial statements. | Annual Report | 13

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$2,090,095	$1,626,097
Net realized gain (loss) from investments and foreign currency transactions	495,550	(11,556,425)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies and deferred taxes	(21,171,254)	2,467,874
Net increase (decrease) in net assets resulting from operations	(18,585,609)	(7,462,454)
Distributions to shareholders from:
Net investment income	(2,400,398)	(1,041,308)
Capital share transactions—Repurchase of Shares: (Note 2)	(4,021,081)	(2,725,027)
Net increase (decrease) in net assets	(25,007,088)	(11,228,789)
Net assets:
Beginning of year	81,005,764	92,234,553
End of year	$55,998,676	$81,005,764
Undistributed net investment income included in net assets:
End of year	$1,095,194	$1,413,301

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Russia and East European Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

16 | Annual Report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Capital Stock

At March 31, 2015, there were 100 million shares authorized ($0.01 par value). During the years ended March 31, 2015 and March 31, 2014 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 561,817 shares. Transactions in the Fund’s shares were as follows:

			Year Ended March 31,
		2015			2014
	Shares		Amount	Shares		Amount
Shares repurchased	306,756		$4,021,081	192,061		$2,725,027
Weighted average discount of market price to net asset
value of shares repurchased			10.67%			10.58%

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average weekly net assets, and is not an additional expense of the Fund.

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At March 31, 2015, the Fund had long-term capital loss carryforwards of $12,734,558.

During the year ended March 31, 2015, the Fund utilized $503,353 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$2,400,398	$1,041,308

At March 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$64,286,828

Unrealized appreciation	$5,798,927
Unrealized depreciation	(14,038,560)
Net unrealized appreciation (depreciation)	$(8,239,633)

Distributable earnings - undistributed ordinary income	$1,017,337

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2015, aggregated $27,659,245 and $30,385,170, respectively.

18 | Annual Report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS

7. Concentration of Risk

Investing in equity securities of Russian companies may include certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies impacted by the sanctions, the restrictions do not impact the existing investments in those issuers. At March 31, 2015, the Fund had 56.8% of its net assets invested in Russia.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Oil, Gas & Consumable Fuels	$13,685,984	$1,232,112	$—	$14,918,096
Metals & Mining	—	2,215,296	—	2,215,296
Other Equity Investments[b]	32,058,059	—	—	32,058,059
Short Term Investments	6,855,744	—	—	6,855,744
Total Investments in Securities	$52,599,787	$3,447,408	$—	$56,047,195

[a]lncludes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

20 | Annual Report franklintempleton.com

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Russia and East European Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia and East European Fund, Inc. (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 15, 2015

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Annual Report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,049,866 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0560	$0.3508	$0.1850

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

22 | Annual Report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Annual Meeting of Shareholders, August 25, 2014 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on August 25, 2014. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2015. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, J. Michael Luttig, Larry D. Thompson and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2015. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2017	For	Shares	Voting	Withheld	Shares	Voting
Harris J. Ashton	3,122,816	58.18%	75.59%	1,008,222	18.79%	24.41%
J. Michael Luttig	3,126,229	58.25%	75.68%	1,004,809	18.72%	24.32%
Larry D. Thompson	3,129,376	58.31%	75.75%	1,001,662	18.66%	24.25%
Constantine D. Tseretopoulos	3,124,210	58.21%	75.63%	1,006,828	18.76%	24.37%

There were approximately 77,454 broker non-votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2015:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting
For	4,171,458	77.72%	99.12%
Against	21,827	0.41%	0.52%
Abstain	15,207	0.28%	0.36%
Total	4,208,492	78.41%	100.00%

*Ann Torre Bates, Frank J. Crothers, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec, Frank A. Olson and Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders

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Annual Report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company LLC (the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Russia and East European Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

24 | Annual Report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-0560
(800) 416-5585

www.amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol “TRF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can now access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s website at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Director	Since 1994	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Director	Since 2008	43	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Director	Since 1998	26	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd; director of various other private business and nonprofit organizations;
and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Director since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Director	Independent		RTI International Metals, Inc.
		Director since 2007		(manufacture and distribution of
titanium) (1999-present), Canadian
National Railway (railroad)
(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Director	Since 2009	138	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Director	Since 2005	42	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Director	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Director	Since 2005	138	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Director		Since 1997	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Director	Since 2006	43	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Director	Since 2006	155	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board,	Board, Director
San Mateo, CA 94403-1906	Director and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor, The Chater House	Chief Executive 1994 and Chief
8 Connaught Road	Officer –	Executive Officer –
Central Hong Kong	Investment	Investment
	Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

franklintempleton.com Annual Report | 29

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	since 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga
Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief
Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connec-
tion with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S.
Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Russia and East European Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its continued subsidization of money market funds.

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2014 and the previous 10 years ended December 31, 2014, within a Lipper performance universe consisting of the Fund and all other non-leveraged closed-end emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s total return for 2014 to be in the lowest performing quintile within its performance universe and its total return performance on an annualized basis to be in the lowest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board noted the broadness of the Lipper performance universe, which included funds with no or limited investments in Russia and Eastern Europe, and considered performance in comparison to a U.S. registered open-end fund with similar investment objectives to the Fund, which had been included in the Lipper report at management’s request. The Board noted that the Fund’s 2014 total return was slightly lower than that of this fund and its annualized total returns were also lower than those of this fund for the previous three-, five- and 10-year periods. While noting that during the past 10 years, the Fund had outperformed the median of its peer universe at least five of those years, the Board found the Fund’s overall performance to be unsatisfactory and discussed with management its focus on portfolio management and stock selection for the Fund. The Board acknowledged management’s efforts to date and the unique nature of this Fund, and determined to monitor its progress on an ongoing basis.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratio of the Fund compared with those of a group of six funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees. The results of such expense comparisons showed the Fund’s contractual investment management fee to be five basis points above the expense group median and its actual total expense ratio to be 20 basis points below the median of such expense group. The Board found the comparative expenses of the Fund as shown in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
SHAREHOLDER INFORMATION

of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, and increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. The Fund’s current management advisory fee schedule provides an initial fee of 1.3% on the first $1 billion of net assets; 1.25% on the next $4 billion of net assets; 1.2% on the next $5 billion of net assets; 1.15% on the next $5 billion of net assets; 1.1% on the next $5 billion of net assets; and 1.05% on assets in excess of $20 billion. The Board noted that this schedule provides for appropriate economies to be shared with investors as the Fund grows, but at its current size, the Fund does not achieve economies of scale.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semian-nual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2014. Additionally, the Fund expects to file, on or about May 27, 2015, such certifications with its Form N-CSR for the 12 months ended March 31, 2015.

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Annual Report

| 33

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. Each holder of shares (a “Shareholder”) in Templeton Russia and East European Fund, Inc. (the “Fund”) whose Fund shares are registered in his or her own name will automatically be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless any such Shareholder specifically elects in writing to receive all dividends and capital gains in cash, paid by check, or mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker-dealer or other nominee (the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Nominees intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. American Stock Transfer and Trust Company LLC (“AST”), will act as Plan Administrator and will open an account for each participating Shareholder (“participant”) under the Plan in the same name as that in which the participant’s present shares are registered.

2. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or common stock of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically at www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Russia and East European Fund, Inc. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th day of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, on the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than 60 business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such

34 | Not part of the annual report

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TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

rights and apply the proceeds of the sale to the purchase of additional Fund shares for participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the

Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Russia and East European Fund, Inc. or www.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Annual Report
Templeton Russia and East European Fund, Inc.

Investment Manager
Templeton Asset Management Ltd.

Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	TLTRF A 05/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,748 for the fiscal year ended March 31, 2015 and $42,838 for the fiscal year ended March 31, 2014.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2015 and $6,930 for the fiscal year ended March 31, 2014. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2015 and $25 for the fiscal year ended March 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $5,945 for the fiscal year ended March 31, 2015 and $164,586 for the fiscal year ended March 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $5,945 for the fiscal year ended March 31, 2015 and $171,541 for the fiscal year ended March 31, 2014.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are:  Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 27, 2015, the portfolio managers of the Fund are as follows:

MARK MOBIUS, Ph.D, Executive Chairman of Templeton Emerging Markets Group and Porfolio Manager of Asset Management

Dr. Mobius has been a lead portfolio manager of the Fund since inception.  Dr. Mobius has primary responsibility for the investments of the Fund, and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.  The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2015.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Mark Mobius	13	5,869.9	44	20,821.9	28	7,337.4

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

2.  Dr. Mobius manages a pooled investment vehicle account and other account with a total $423 Million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

▪ Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪ Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

▪ Research.  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

▪ Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark Mobius	None

Note: Because the portfolio manager is foreign nationals, he does not hold shares in the U.S. registered Fund, however he own shares in other similar Franklin Templeton funds managed by him, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased (1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (10/1/14 - 10/31/2014)	58,775.000	12.05	58,775.000	5,266,842.00
Month #2 (11/1/14 - 11/30/2014)	_	_	_	5,208,067.00
Month #3 (12/1/14 - 12/31/14)	24,710.000	9.03	24,710.000	5,208,067.00
Month #4 (1/1/15 - 1/31/15)	_	_	_	5,183,357.00
Month #5 (2/1/15 - 2/28/15)	_	_	_	5,183,357.00
Month #6 (3/1/15 - 3/31/15)	_	_	_	5,183,357.00
Total	83,485.000	11.15	83,485.000	5,183,357.00

(1) The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open-market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 255,061 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 27, 2015

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

 Chief Accounting Officer

Date May 27, 2015